EXHIBIT 10(a)(15)




                        THE BEAR STEARNS COMPANIES INC.
         AMENDMENT TO THE AE INVESTMENT AND DEFERRED COMPENSATION PLAN
                           EFFECTIVE JANUARY 1, 1995




      RESOLVED, that the definition of "Employee" in Section 2.17 of the AE Investment and Deferred Compensation Plan is amended by modifying the parenthetical clause to provide "(other than any executive officer or director of the Company unless such person is an account executive who becomes a director)".














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